Exhibit 32.1


                             INFINEX VENTURES, INC.
                             OFFICER'S CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Infinex Ventures, Inc. (the "Company") on Form 10-KSB for the fiscal year ending October 31, 2004 and 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael De Rosa Chief Executive Officer, and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  February 14, 2005           /s/ Michael De Rosa
                                    ----------------------------------
                                    Michael De Rosa, Chief Executive Officer
                                    Michael De Rosa, Chief Financial Officer